Forward - looking statements and non -GAAP financial measures This presentation may include forward - looking statements. Additional information about factors that could cause actual results to differ materially from these projected in such forward - looking statements is included in Markel Group’s most recent annual report on Form 10 - K, quarterly report on Form 10 - Q and current report(s) on Form 8 - K, including under the captions “Risk Factors” and “Safe Harbor and Cautionary Statement.” Markel Group undertakes no obligation to publicly update or review any forward - looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation also may include references to or discussion of certain non - GAAP financial measures. You may find the most directly comparable GAAP measures and a reconciliation to GAAP for these measures in Markel Group’s Q1 2026 quarterly results press release, most recent annual report on Form 10 - K and quarterly report on Form 10 - Q, and on our website at mklgroup.com under the Investor Relations page. Markel Group’s Q1 2026 quarterly results press release, Form 10 - K, Form 10 - Q and Form 8 - K can be found on our website at mklgroup.com under the Investor Relations page. 1

2 All numbers in billions, except stock price, which is rounded. Please see Appendix A for adjusted operating income reconcilia tio n. Operating revenues Adjusted operating income Earned premiums Underwriting profit Products, services & other revenues Products, services & other income Net investment income Mark to market on equity securities Comprehensive income to shareholders Closing stock price per share $20.2 $35.9 $68.7 2011 –15 2016 –20 2021 –25 $2.6 $3.8 $9.2 2011 –15 2016 –20 2021 –25 $15.0 $23.5 $39.5 2011 –15 2016 –20 2021 –25 $0.7 $0.6 $2.3 2011 –15 2016 –20 2021 –25 $3.6 $10.4 $25.8 2011 –15 2016 –20 2021 –25 $0.2 $1.1 $3.4 2011 –15 2016 –20 2021 –25 $1.5 $2.0 $3.4 2011 –15 2016 –20 2021 –25 $1.4 $3.3 $4.8 2011 –15 2016 –20 2021 –25 $2.4 $4.8 $8.4 2011 –15 2016 –20 2021 –25 $883 $1,033 $2,150 12/31/15 12/31/20 12/31/25 1 2 3 4 5 6 7 8 9 10

3 Adjusted operating income, by segment $0.3 $0.8 $1.0 $0.8 $1.4 $1.8 $1.6 $2.1 $2.3 $2.3 2017 2018 2019 2020 2021 2022 2023 2024 2025 LTM 1Q'26 Markel Insurance Industrials Financial Consumer and other Corporate & Eliminations ($ in billions) Please see Appendix A for adjusted operating income reconciliation.

4 Share count at end of year, over the last 5 years 13.8 13.6 13.4 13.1 12.8 12.6 2020 2021 2022 2023 2024 2025 (# in millions)

Quality , market - leading businesses 5 Diverse , durable income streams across industries Financial conservatism with a strong balance sheet E fficient structure with cost and tax advantages Large and scalable set of attractive reinvestment opportunities W in -win -win outcomes, guided by the Markel Style Markel Group competitive advantages

“Markel has a commitment to success. We believe in hard work and a zealous pursuit of excellence while keeping a sense of humor. Our creed is honesty and fairness in all our dealings. The Markel way is to seek to be a market leader in each of our pursuits. We seek to know our customers' needs and to provide our customers with quality products and service. Our pledge to our shareholders is that we will build the financial value of our company. We respect our relationships with our suppliers and have a commitment to our communities. We are encouraged to look for a better way to do things . . . to challenge management. We have the ability to make decisions or alter a course quickly. The Markel approach is one of spontaneity and flexibility. This requires a respect for authority but a disdain of bureaucracy. At Markel we hold the individual's right to self -determination in the highest light, providing an atmosphere in which people can reach their personal potential. Being results -oriented, we are willing to put aside individual concerns in the spirit of teamwork to achieve success. Above all, we enjoy what we are doing. There is excitement at Markel, one that comes from innovating, creating, striving for a better way, sharing success with others . . . winning.” 6 The Markel Style

$2.6 $3.8 $9.2 2011 –15 2016 –20 2021 –25 7 Adjusted operating income – 5-year buckets Consolidated adjusted operating income ($ in billions) Industrial $1.5B Financial $1.3B Consumer & Other $0.7B Industrial, Financial and Consumer & Other Segments Please see Appendix A for adjusted operating income reconciliation.

8 Key financial data $ in millions 2020 2021 2022 2023 2024 2025 Industrial Adjusted operating income $138 $169 $286 $378 $365 $343 Total capital $1,292 $2,297 $2,604 $2,657 $2,771 $2,772 Financial Adjusted operating income $95 $134 $355 $260 $262 $327 Total capital $2,171 $2,187 $1,899 $1,946 $1,901 $2,012 Consumer & Other Adjusted operating income $164 $149 $113 $136 $145 $175 Total capital $1,124 $1,193 $1,245 $1,227 $1,162 $1,423 Total – Industrial, Financial, and Consumer & Other 5-yr CAGR Adjusted operating income $397 $452 $754 $774 $772 $845 16% Total capital $4,587 $5,677 $5,748 $5,830 $5,834 $6,207 6% Industrial, Financial and Consumer & Other Segments

9 Last 5 years – three drivers of performance Growth in earnings ~8 % average annual organic revenue growth Capital discipline $2.1 billion distributions from operating companies Reinvestment $1.3 billion invested into acquisitions Industrial, Financial and Consumer & Other Segments Please see Appendix B for average annual organic revenue growth reconciliation.

10 Going forward – three drivers of performance Growth in earnings • Durable markets growing at upper single digits • Strong market positioning • High quality leadership Capital discipline Reinvestment • 5-year pre - tax return on tangible capital averages 26% • Focus on ‘fair price’: <9x operating income paid • Return of $2.1 billion excess capital to Holdco • Acquisition and expansion opportunities in existing businesses • Unique and proven market positioning Note: metrics over last five years (2021 - 2025). Industrial, Financial and Consumer & Other Segments Please see Appendix C for pre - tax return on tangible capital.

Winning isn’t a moment. It’s a mindset.

Underwriting profitability is our central focus 94% 93% 100% 108% 95% 94% 97% 96% 96% 97% 93% 93% 93% 85% 90% 95% 100% 105% 110% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2023 2023 2023 2023 2024 2024 2024 2024 2025 2025 2025 2025 2026 Trending QTD Combined Ratio

We overhauled our matrix reporting structure in the US. We reorganized into three simple and distinct divisions. We created 14 business units under these divisions, each with their own P&L. We aligned our financial reporting to the new structure. We exited Global Re. Execution of change: Over the past year we have walked the walk We moved over 80% of the people that worked for central functions into the business units.

Our goal is to build the preeminent specialty insurer on the planet HOW TO WIN Obsess over the customer. Everything we do must provide something that the standard market does not. Build expert teams focused on delivering risk solutions better than anyone else. Make decisions and deliver responses with speed. Leading technology and local empowerment are central to success. Honor long -standing commitments with integrity, fairness, and dependable claims service. CUSTOMER FOCUS MARKET - LEADING EXPERTISE SPEED IS CRITICAL CONSISTENTLY DO THE RIGHT THING WHERE TO PLAY Strategy

Structure: A business of businesses US Wholesale and Specialty ~$3B Programs and Solutions ~$3B International ~$3B Markel Insurance We organize with a principle of P&L ownership and accountability at the lowest level. London Europe Canada UK APAC West Central Southeast Northeast Bermuda Small Commercial Personal Lines Surety Programs & Alliances Core E&S specialty insurance in the US Portfolio of specialty businesses International specialty insurance

Operations : Our approach to delivering value from AI Empowered divisions Responsible innovation driven by judgment Learning from quick wins Transformational investments

Culture Founder’s Mentality Respect for authority but disdain for bureaucracy Winning Enjoy what we're doing

Appendix A Reconciliation of Operating Income to Adjusted Operating Income (Non - GAAP) 18 LTM 2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 ($ in millions) Q1 2026 Operating income (loss) $ 2,639 $ 3,195 $ 3,713 $ 2,929 $ (93) $ 3,242 $ 1,274 $ 2,477 $ 40 $ 217 $ 805 $ 860 $ 558 $ 476 $ 405 $ 276 Add: Amortization of acquired intangible assets 182 185 181 181 179 161 159 149 116 81 69 69 58 55 34 24 Add: Impairment of goodwill and acquired intangible assets - - - - 80 - - - 199 - 19 15 14 - - - Less: Net investment gains (losses) 498 1,076 1,807 1,524 (1,596) 1,979 618 1,602 (438) (5) 65 106 46 63 32 36 Adjusted operating income $ 2,323 $ 2,304 $ 2,087 $ 1,586 $ 1,762 $ 1,424 $ 815 $ 1,024 $ 793 $ 303 $ 828 $ 838 $ 584 $ 468 $ 407 $ 264

Appendix B Reconciliation of Industrial, Financial, and Consumer & Other Segments Revenue Growth to Organic Revenue Growth (Non -GAAP) 19 Industrial: Revenue growth 3.9% 1.4% 9.7% 42.9% 51.5% Impact of inorganic activity (1.4%) (1.3%) (2.0%) (25.2%) (30.4%) Organic revenue growth 2.5% 0.1% 7.7% 17.7% 21.1% Financial: Revenue growth 24.2% 7.3% (23.0%) 45.2% 3.5% Impact of inorganic activity (7.0%) 0.5% 43.6% (25.8%) -% Organic revenue growth 17.2% 7.8% 20.6% 19.4% 3.5% Consumer & Other: Revenue growth 4.2% 6.4% (7.5%) 7.9% 2.6% Impact of inorganic activity (3.2%) (4.6%) -% 0.6% 6.2% Organic revenue growth 1.0% 1.8% (7.5%) 8.5% 8.8% Industrial, Financial, and Consumer & Other: Revenue growth 6.1% 3.1% 1.1% 32.6% 26.2% Impact of inorganic activity (1.4%) (1.8%) 3.5% (17.6%) (14.2%) Organic revenue growth 4.7% 1.3% 4.6% 15.0% 12.0% 5-Year average organic revenue growth 7.5% 2025 2024 2023 2022 2021

Appendix C Industrial, Financial, and Consumer & Other Segments Pre - Tax Return on Tangible Capital 20 ($ in millions) Adjusted operating income: Industrial 343$ 365$ 378$ 286$ 169$ Financial 327 262 260 355 134 Consumer & Other 175 145 136 113 149 Total adjusted operating income $ 845 $ 772 $ 774 $ 754 $ 452 Tangible capital: Industrial 1,475 1,437 1,417 1,315 1,023 471 Financial 1,119 950 936 825 838 762 Consumer & Other 657$ 649$ 691$ 680$ 602$ 503$ Total tangible capital $ 3,251 $ 3,036 $ 3,044 $ 2,820 $ 2,462 $ 1,736 Average tangible capital 3,144$ 3,040$ 2,932$ 2,641$ 2,099$ Pre-tax return on tangible capital 27% 25% 26% 29% 22% 5-Year average pre-tax return on tangible capital 26% 20202025 2024 2023 2022 2021